| FCPT | Q4 20201 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | Q4 2020 w w w. fcpt .com FOUR CORNERS PROPERTY TRUST N Y S E : F C P T

| FCPT | Q4 20202 C A U T I O N A R Y N O T E R E G A R D I N G F O R W A R D - L O O K I N G S T A T E M E N T S This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, acquisition pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward- looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward- looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2020, and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission

| FCPT | Q4 20203 TABLE OF CONTENTS Financial Summary Page Consolidating Balance Sheet 4 Consolidated Income Statement 5 FFO and AFFO Reconciliation 6 Net Asset Value Components 7 Capitalization and Key Credit Metrics 8 Debt Summary 9 Debt Maturity Schedule 10 Debt Covenants 11 Real Estate Portfolio Summary Property Locations by Brand 12 Brand Diversification 13 Geographic Diversification 14 Lease Maturity Schedule 15 Exhibits Glossary and Non-GAAP Definitions 16 Reconciliation of Net Income to Adjusted EBITDAre 17

CONSOLIDATING BALANCE SHEET


Olive Garden

chili's

KFC


($000s, except shares and per share data) Unaudited	As of 12/31/2020 Real Estate Operations	As of 12/31/2020 Restaurant Operations	As of 12/31/2020 Elimination	As of 12/31/2020 Consolidated FCPT	As of 12/31/2019 Consolidated FCPT
ASSETS					
Real estate investments:					
Land	$ 822,451	$ 5,051	$ -	$ 827,502	$ 690,575
Buildings, equipment and improvements	1,316,015	11,626	-	1,327,641	1,277,159
Total real estate investments	2,138,466	16,677	-	2,155,143	1,967,734
Less: accumulated depreciation	(652,070)	(5,551)	-	(657,621)	(635,630)
Real estate investments, net	1,486,396	11,126	-	1,497,522	1,332,104
Intangible lease assets, net	96,291	-	-	96,291	57,917
Total real estate investments and intangible lease assets, net	1,582,687	11,126	-	1,593,813	1,390,021
Real estate held for sale	2,763	-	-	2,763	-
Cash and cash equivalents	10,517	547	-	11,064	5,083
Straight-line rent adjustment	47,938	-	-	47,938	39,350
Other assets	7,211	4,628	-	11,839	10,165
Derivative assets	762	-	-	762	1,451
Investment in subsidiary	12,015	-	(12,015)	-	-
Intercompany receivable	1,176	-	(1,176)	-	-
Total Assets	$ 1,665,069	$ 16,301	$ (13,191)	$ 1,668,179	$ 1,446,070
LIABILITIES AND EQUITY					
Liabilities:					
Term loan ($400,000, net of deferred financing costs)	$ 396,744	$ -	$ -	$ 396,744	$ 395,012
Revolving facility ($250,000 capacity)	10,000	-	-	10,000	52,000
Unsecured notes ($350,000, net of deferred financing costs)	347,134	-	-	347,134	222,928
Rent received in advance	11,926	-	-	11,926	10,463
Derivative liabilities	18,717	-	-	18,717	5,005
Dividends payable	24,058	-	-	24,058	21,325
Other liabilities	9,982	5,117	-	15,099	12,596
Intercompany payable	-	1,176	(1,176)	-	-
Total liabilities	$ 818,561	$ 6,293	$ (1,176)	$ 823,678	$ 719,329
Equity:					
Preferred stock	$ -	$ -	$ -	$ -	$ -
Common stock	8	-	-	8	7
Additional paid-in capital	840,455	12,015	(12,015)	840,455	686,181
Accumulated other comprehensive (loss) income	(25,695)	-	-	(25,695)	(3,539)
Noncontrolling interest	3,061	-	-	3,061	5,691
Retained earnings	28,679	(2,007)	-	26,672	38,401
Total equity	$ 846,508	$ 10,008	$ (12,015)	$ 844,501	$ 726,741
Total Liabilities and Equity	$ 1,665,069	$ 16,301	$ (13,191)	$ 1,668,179	$ 1,446,070

4 | FCPT | Q4 2020

FCPT

| FCPT | Q4 20205 CONSOLIDATED INCOME STATEMENT ($000s, except shares and per share data) Unaudited 2020 2019 2020 2019 Revenues: Rental revenue 40,091$ 35,850$ 154,721$ 139,682$ Restaurant revenue 4,527 5,031 16,223 20,551 Total revenues 44,618 40,881 170,944 160,233 Operating expenses: General and administrative 3,744 3,168 15,046 13,934 Depreciation and amortization 7,763 6,780 29,433 26,312 Property expenses 969 508 3,508 1,579 Restaurant expenses 4,283 4,890 16,082 19,632 Total operating expenses 16,759 15,346 64,069 61,457 Interest expense (7,499) (6,547) (29,231) (26,516) Other income, net 2 72 170 944 Income tax expense (55) (67) (247) (265) Net income 20,307 18,993 77,567 72,939 Net income attributable to noncontrolling interest (55) (79) (235) (323) Net Income Attributable to Common Shareholders 20,252$ 18,914$ 77,332$ 72,616$ Basic net income per share 0.27$ 0.27$ 1.08$ 1.06$ Diluted net income per share 0.27$ 0.27$ 1.08$ 1.06$ Regular dividends declared per share 0.3175$ 0.3050$ 1.2325$ 1.1675$ Weighted-average shares outstanding: Basic 73,940,013 68,907,749 71,312,326 68,430,841 Diluted 74,283,324 69,117,820 71,609,068 68,632,010 Three Months Ended December 31, Year Ended December 31,

FFO & AFFO RECONCILIATION


Olive Garden
chili's
KFC

($000s, except shares and per share data) Unaudited	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Net income	$ 20,307	$ 18,993	$ 77,567	$ 72,939
Depreciation and amortization	7,737	6,677	29,351	26,158
FFO (as defined by NAREIT)	**$ 28,044**	**$ 25,670**	**$ 106,918**	**$ 99,097**
Straight-line rent	(2,070)	(2,199)	(8,588)	(9,207)
Recognized rental revenue abated[(1)]	-	-	(1,568)	-
Stock-based compensation	880	810	3,376	3,602
Non-cash amortization of deferred financing costs	543	512	2,132	2,050
Other non-cash interest income (expense)	1	1	-	(4)
Non-real estate investment depreciation	26	103	82	154
Other non-cash revenue adjustments	497	109	1,296	158
Adjusted Funds From Operations (AFFO)	**$ 27,921**	**$ 25,006**	**$ 103,648**	**$ 95,850**
Fully diluted shares outstanding[(2)]	74,482,398	69,407,212	71,823,973	68,937,263
FFO per diluted share	$ 0.38	$ 0.37	$ 1.49	$ 1.44
AFFO per diluted share	$ 0.37	$ 0.36	$ 1.44	$ 1.39

(1) Amount represents base rent that the Company abated as a result of lease amendments. In 2020, the Company abated $1.57 million of rental revenue recognized in the second and third quarters of 2020. The receivables associated with the abatements were recognized as lease incentives and will be amortized as a reduction to rental revenue over the amended lease terms.

(2) Assumes the issuance of common shares for OP units held by non-controlling interest.

6 | FCPT | Q4 2020

FCPT

NET ASSET VALUE COMPONENTS


Olive Garden
chili's
KFC

Real Estate Portfolio as of 12/31/2020	Purchase Price ($000s)	# of Rental Properties	Total Square Feet (000s)	Avg. Rent Per Square Foot ($)	Tenant EBITDAR Coverage[(1)]	Lease Term Remaining (Yrs)[(2)]	Annual Cash Base Rent ($000s)[(3)]	% Total Cash Base Rent[(3)]
Olive Garden	-	309	2,630	29	4.5x	9.7	76,245	48.9%
LongHorn Steakhouse	-	115	645	34	3.9x	8.5	21,726	13.9%
Other Brands - Non-Darden	-	361	1,820	29	N/A	11.9	53,601	34.4%
Other Brands - Darden	-	14	128	34	2.9x	8.0	4,403	2.8%
Total Owned Portfolio	-	799	5,223	30	N/A	10.2	155,974	100.0%
Q4 2020 Transaction Activity[(4)]								
Properties acquired	103,416	48	242	27	N/A	9.7	6,612	4.2%
No sales in Q4 2020								

Tangible Assets		**Book Value ($000s)**
Cash, cash equivalents, and restricted cash	$	11,064
Other tangible assets		5,719
Total Tangible Assets	**$**	**16,783**

Debt		**Face Value ($000s)**
Term loan	$	400,000
Senior fixed rate notes		350,000
Revolving credit facility		10,000
Total Debt	**$**	**760,000**

Tangible Liabilities		**Book Value ($000s)**
Dividends payable	$	24,058
Rent received in advance, accrued interest, and other accrued expenses		18,554
Total Tangible Liabilities	**$**	**42,612**

Shares Outstanding	
Common stock (shares outstanding as of 12/31/2020)	75,874,966
Operating partnership units (OP units outstanding as of 12/31/2020)	159,392
Total Common Stock and OP Units Outstanding	**76,034,358**

(1) We have estimated Darden current quarter EBITDAR coverage using latest FCPT portfolio reported sales results for the quarter ended November 2020 and Darden brand average margins reported for the same period. We are not reporting non-Darden tenant EBITDAR coverage this quarter as some financial information provided by tenants includes time periods prior to the COVID-19 pandemic and therefore may not be representative of current operations.

(2) Lease term weighted by annual cash base rent (ABR) as defined in glossary.

(3) Current scheduled minimum contractual rent as of 12/31/2020.

(4) FCPT acquired 48 properties and leasehold interests in Q4 2020; FCPT had no dispositions in the quarter.

7 | FCPT | Q4 2020

FCPT

| FCPT | Q4 20208 CAPITALIZATION & KEY CREDIT METRICS ___________________________ (1) Fourth quarter 2020 dividend was declared on 11/9/2020, payable on 1/15/2021. (2) Principal debt amount less cash and cash equivalents. (3) Current quarter annualized. See glossary on page 16 for definitions of EBITDAre and Adjusted EBITDAre and page 17 for reconciliation to net income. % of Market Capitalization Equity: Share price (12/31/2020) 29.77$ Shares and OP units outstanding (12/31/2020) 76,034,358 Equity Value 2,263,543$ 74.9% Debt: Term loan 400,000$ 13.2% Revolving credit facility 10,000 0.3% Unsecured notes 350,000 11.6% Total Debt 760,000$ 25.1% Total Market Capitalization 3,023,543$ 100.0% Less: cash (11,064) Implied Enterprise Value 3,012,479$ Dividend Data (fully diluted) Q4 2020 Common dividend per share(1) $0.3175 AFFO per share $0.37 AFFO payout ratio 85.8% Credit Metrics Net Debt (2) Adjusted EBITDAre (3) Ratio Net debt to Adjusted EBITDAre 748,936$ 142,655$ 5.2x Q4 2020 Capitalization ($000s, except shares and per share data)

DEBT SUMMARY


Olive Garden
chili's
KFC
BURGER KING

Debt Type	Maturity Date	Balance as of December 31, 2020 ($000s)	% of Debt	Cash Interest Rate as of December 31, 2020[4]	Weighted Average Maturity (Yrs.)
Credit Facility[1]					
Revolving facility	Nov-21	$ 10,000	1.3%	1.60%	0.9
Term loan	Nov-22	150,000	19.7%	2.78%	1.9
Term loan	Nov-23	150,000	19.7%	2.68%	2.9
Term loan	Mar-24	100,000	13.2%	2.68%	3.2
	Principal Amount	**$ 410,000**			
Unsecured Notes[2]					
June 2017	Jun-24	$ 50,000	6.6%	4.68%	3.4
December 2018	Dec-26	50,000	6.6%	4.63%	6.0
June 2017	Jun-27	75,000	9.9%	4.93%	6.4
December 2018	Dec-28	50,000	6.6%	4.76%	8.0
March 2020	Jun-29	50,000	6.6%	3.15%	8.4
March 2020	Apr-30	75,000	9.9%	3.20%	9.3
	Principal Amount	**$ 350,000**			
Mortgages Payable[3]					
None		-	-	-	-
Total/Weighted Average		**$ 760,000**	**100.0%**	**3.39%**	**4.6**
Unamortized Deferred Financing Costs					
Credit facility		$ (3,255)			
Unsecured notes		(2,866)			
Debt Carrying Value (GAAP)		**$ 753,878**			
Fixed rate		$ 702,000	92%		
Variable rate		$ 58,000	8%		
Credit Rating (Fitch): BBB-					

(1) *Borrowings under the term loans accrue interest at an average rate of LIBOR plus 1.29%. FCPT has entered into interest rate swaps that fix 88% of the term loans' rate exposure through November 2022, 75% through November 2023, and 63% through March 2024. The all-in cash interest rate on the portion of the term loan that is fixed is approximately 3.1% and 3.2% for 2021 and 2022, respectively. A LIBOR rate of 0.14% as of 12/31/2020 is used for the 25% of term loans that are not hedged.*

(2) *These notes are senior unsecured fixed rate obligations of the Company. Cash interest rate excludes amortization of swap gains and losses incurred in connection with the issuance of these notes. The annual amortization of net hedge losses is currently $841.8 thousand per year.*

(3) *As of 12/31/2020, FCPT had no mortgage debt and 100% of FCPT properties were unencumbered.*

(4) *Excludes amortization of deferred financing costs on the credit facility and unsecured notes.*

9 | FCPT | Q4 2020

FCPT

| FCPT | Q4 202010 FCPT DEBT MATURITY SCHEDULE ___________________ Figures as of 12/30/2020 (1) The revolving credit facility expires on November 9, 2021 subject to FCPT’s availability to extend the term for two additional six-month periods to November 9, 2022. Current Debt Maturity Schedule $50 $50 $10 $250 $150 $150 $150 $0 $75 $50 $50 $75 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Undrawn Revolver Capacity Drawn Revolver Unsecured Term Loan Unsecured Notes $100 4.7-year weighted average term for notes/term loans 92% fixed rate debt 3.4% weighted average cash interest rate $240 million available on revolver (1) 1% 20% 20% 20% 0% 7% 7% 10%7% 10%% of Total Debt Outstanding

| FCPT | Q4 202011 DEBT COVENANTS As of December 31, 2020 Covenants Q4 2020 Limitation on incurrence of total debt ≤ 60% of consolidated capitalization value 33.6% Limitation on incurrence of secured debt ≤ 40% of consolidated capitalization value 0.0% Fixed charge coverage ratio ≥ 1.50x 5.1x Limitation on unencumbered leverage ≤ 60% 33.7% Unencumbered interest coverage ratio ≥ 1.75x 5.7x Requirement The following is a summary of the key financial covenants for our unsecured credit facility. These calculations are not based on U.S. GAAP measurements and are presented to demonstrate compliance with current credit covenants.

| FCPT | Q4 202012 PROPERTY LOCATIONS BY BRAND 805 Leases (1) 79 Brands ___________________________ Figures as of 12/31/2020 (1) FCPT owns 799 rental properties as of 12/31/2020 with 805 leases. Lease Count: Olive Garden (309) Longhorn Steakhouse (115) Chili’s (65) KFC (33) Burger King (24) Red Lobster (21) Buffalo Wild Wings (19) Bob Evans (17) Arby’s (15) BJ’s Restaurant (11) Taco Bell (11) Verizon (11) Bahama Breeze (10) Starbucks (9) Texas Roadhouse (9) Outback Steakhouse (8) Wendy’s (8) Chick-Fil-A (7) Panera (6) Pizza Hut (6) Other (91)

| FCPT | Q4 202013 49% 309 Units 14% 115 Units 8% 65 Units 3% 14 Units Other Restaurants 22% 255 units 42 brands Non-Restaurant Retail 4% / 47 units / 30 brands Other Darden2 BRAND DIVERSIF ICATION ___________________ (1) Represents current scheduled minimum Annual Cash Base Rent (ABR) as of 12/31/2020, as defined in glossary. (2) Other Darden represents Bahama Breeze, Cheddar’s, Seasons 52, and Eddie V’s branded restaurants. FCPT total ABR(1): $156.0 million FCPT Portfolio Brands Rank Brand Name Number Square Feet (000s) % of ABR(1) 1 Olive Garden 309 2,630 48.9% 2 Longhorn Steakhouse 115 645 13.9% 3 Chili's 65 356 8.4% 4 Red Lobster 21 155 3.1% 5 Burger King 24 77 2.1% 6 Bahama Breeze 10 92 2.0% 7 Buffalo Wild Wings 19 117 2.0% 8 KFC 33 95 1.9% 9 Bob Evans 17 93 1.7% 10 BJ's Restaurant 11 89 1.7% 11 Arby's 15 47 1.0% 12 Outback Steakhouse 8 51 0.9% 13 Verizon 11 30 0.8% 14 Texas Roadhouse 9 65 0.8% 15 Taco Bell 11 28 0.6% 16 Starbucks 9 19 0.5% 17 Wendy's 8 27 0.5% 18 REI 2 48 0.5% 19 Caliber Collision 5 74 0.5% 20 Seasons 52 2 18 0.5% 21 Chick-Fil-A 7 34 0.5% 22 Panera 6 30 0.5% 23 McDonald's 5 23 0.5% 24 McAlister's Deli 4 15 0.4% 25 Carrabba's 3 22 0.3% 26-79 Other 76 323 5.4% Total Lease Portfolio 805 5,204 100%

GEOGRAPHIC DIVERSIFICATION



Olive Garden
chili's
KFC
BURGER KING



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
VT
NH
MA
CT
RI
ME
% ABR(1)
≥10.0%
5.0%–10.0%
3.0%–5.0%
2.0%–3.0%
1.0 %–2.0%
<1.0%
No Properties

State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases	State	% ABR	Leases
TX	11.6%	74	TN	3.3%	29	AL	2.5%	29	MN	1.6%	11	WV	1.0%	6
FL	11.1%	72	PA	2.8%	20	CO	2.3%	23	KY	1.5%	11	Other	7.6%	60
OH	6.8%	55	SC	2.8%	26	MS	2.2%	19	AZ	1.5%	11			
GA	5.9%	45	CA	2.7%	15	IA	2.1%	22	NV	1.4%	8			
MI	4.3%	42	VA	2.6%	22	WI	2.1%	22	LA	1.3%	9			
IN	4.2%	50	NC	2.6%	23	OK	1.9%	15	AR	1.1%	8			
IL	3.5%	35	MD	2.6%	22	NY	1.8%	13	KS	1.1%	8			

(1) *Annual cash base rent (ABR) as defined in glossary.*

14 | FCPT | Q4 2020

FCPT

| FCPT | Q4 202015 0.1% 1.0% 1.0% 1.7% 2.0% 1.7% 12.1% 13.4% 11.7% 11.0% 10.5% 7.1% 14.9% 1.5% 1.6% 2.3% 2.8% 0.1% 0.6% 0.2% 0.0% 0.0% 0.0% 2.9% 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 LEASE MATURITY SCHEDULE ___________________ Note: Excludes renewal options. All data as of 12/31/2020 (1) Annual cash base rent (ABR) as defined in glossary. (2) Occupancy based on portfolio square footage. Lease Maturity Schedule (% Annualized Cash Base Rent1) 99.6% occupied2 as of 12/31/2020 Weighted average lease term of 10.2 years Less than 7.5% of rental income matures prior to 2027

| FCPT | Q4 202016 GLOSSARY AND NON-GAAP DEFINIT IONS This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 12/31/2020 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non- GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non- GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated once annually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non- FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Recurring capital expenditures and tenant improvements AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease. Non-GAAP Definitions and Cautionary Note Regarding Forward-Looking Statements:

| FCPT | Q4 202017 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAR E ___________________________ (1) See glossary on page 16 for non-GAAP definitions. ($000s, except shares and per share data) Unaudited 2020 2019 2020 2019 Net Income 20,307$ 18,993$ 77,567$ 72,939$ Adjustments: Interest expense 7,499 6,547 29,231 26,516 Income tax expense 55 67 247 265 Depreciation and amortization 7,763 6,780 29,433 26,312 EBITDA(1) 35,624 32,387 136,478 126,032 Adjustments: Gain on dispositions and exchange of real estate - - - - Provision for impairment of real estate - - - - EBITDAre (1) 35,624 32,387 136,478 126,032 Adjustments: Real estate transaction costs 40 11 240 85 Gain or loss on extinguishment of debt - - - - Adjusted EBITDAre (1) 35,664 32,398 136,718 126,117 Annualized Adjusted EBITDAre 142,655$ 129,592$ 136,718$ 126,117$ Three Months Ended December 31, Year Ended December 31,

| FCPT | Q4 202018 SUPPLEMENTAL F INANCIAL & OPERATING INFORMATION | Q4 2020 w w w. fcpt .com FOUR CORNERS PROPERTY TRUST N Y S E : F C P T